UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2018

Cyanotech Corporation

(Exact name of Registrant as specified in its charter)

Nevada	000-14602	91-1206026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73-4460 Queen Kaahumanu Highway, Suite #102 Kailua Kona, HI	96740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 326-1353

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 7, 2018, Cyanotech Corporation issued a press release announcing an Asset Purchase Agreement with Cellana LLC. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

 Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1                      Press Release dated September 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2018

CYANOTECH CORPORATION

By:	/s/ Jole Deal
Name: Jole Deal
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1                      Press Release dated September 7, 2018.